Exhibit 99.2

Celebrating one of our own


28



Darrell Green, Director

Seven-time Pro Bowler
NFL 1990's All-Decade Team
Hall of Fame inductee 2008
NFL 100th Anniverary All-Time Team
Washington Ring of Fame

Third Quarter 2024 Performance

MainStreetBancshares, Inc.

Forward-looking statements and additional information

Statements in this presentation which are not historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and results of MainStreet Bancshares, Inc. or MainStreet Bank (the "Company").

The information contained in this presentation should be read in conjunction with the Company's most recent Form 10-K and all subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, each of which is available on the Securities and Exchange Commission's ("SEC") website (sec.gov).

Investors are cautioned that forward-looking statements, which are not historical fact, involve risks, assumptions and uncertainties that change over time, including those detailed in Form 10-K under the section, "Risk Factors".

As such, actual results could differ materially from those expressed or implied by forward-looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's current knowledge of the Company's business and operations. The Company disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation.

The accounting and reporting policies of the Company conform to U.S. Generally Accepted Accounting Principles (GAAP) and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company's performance.

Branch lite business model
excellent for controlling overhead expenses

MainStreet Bank

Bank established:	May 26, 2004
Headquarters:	Fairfax, VA
Branches:	6
Full time employees:	201
Assets per employee:	$11.1 million
Holding company established:	Feb 11, 2016
Version 1 Avenu:	September 18, 2024

Headquarters
10089 Fairfax Blvd
Fairfax, VA 22030



D.C. Metro Area
Leesburg
Loudoun County
Dulles
Herndon
McLean
Washington
Fairfax
Arlington
District of Columbia
Arlington County
Fairfax County
Prince William County
MainStreet Bank Branch
Operations Center

The DC metropolitan market remains vibrant

Strong employment & Strong Local Economy

Unemployment rate



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
14.8%
10.0%
9.4%
7.2%
1/1/2008
9/1/2008
5/1/2009
1/1/2010
9/1/2010
5/1/2011
1/1/2012
9/1/2012
5/1/2013
1/1/2014
9/1/2014
5/1/2015
1/1/2016
9/1/2016
5/1/2017
1/1/2018
9/1/2018
5/1/2019
1/1/2020
9/1/2020
5/1/2021
1/1/2022
9/1/2022
5/1/2023
1/1/2024
US Unemployment Rate
DC MSA Unemployment Rate

Historic trend of low unemployment compared to overall U.S. - even during downturns

Diverse opportunities

Federal government Georgetown, GW, American, Howard, George Mason, Gallaudet, Catholic, UMUC, Marymount	Defense Contracting CACI Lockheed Martin FTI SAIC Dulles, Reagan, BWI, Amtrak	16 Fortune 500 Companies Amazon Boeing Raytheon Marriott Highest median household income [1]	Tourism, hospitality, conventions NBA, NFL, MLS, NHL Over 70 data centers and 70% of U.S. internet traffic [2]

1. Median Household Income, Loudoun County #1 and Fairfax County #4 (FRED)
2. Per DigitalTech.com

Key takeaways

projections assume future interest rate changes remain directionally consistent

1. 2024 financial performance is not indicative of future expectations.
   - Deposit costs will decrease, and the net interest margin will expand
   - The Allowance for Credit Losses (ACL) is directionally consistent
   - The loan portfolio remains strong overall, problem loans are being actively resolved with very nominal loss exposure, and are trending downward
2. Traditional deposit growth is a challenge in our market. The full Board is engaged and steadfast in its support of Avenu's banking as a service initiatives to overcome this challenge.
3. Version 1 of Avenu is now active.

2024 performance is not indicative of future expectations

		3Q24 YTD	3Q24	2Q24	1Q24	4Q23
Profitability	EPS	$0.60	($0.04)	$0.27	$0.36	$0.61
	Efficiency ratio	78.68%	81.45%	78.38%	75.77%	62.33%
	ROAA[2]	0.40%	0.05%	0.50%	0.65%	1.02%
	ROAE[2]	3.70%	0.47%	4.70%	5.97%	9.42%
	ROATCE[2]	4.60%	0.58%	5.85%	7.37%	11.63%
	Net interest margin[1,2,3]	3.19%	3.05%	3.15%	3.24%	3.49%
Balance Sheet	Net loans ($000)	$1,775,558	$1,775,558	$1,778,840	$1,727,110	$1,705,137
	Total deposits ($000)	$1,893,669	$1,893,669	$1,755,363	$1,732,735	$1,686,127
	Total assets ($000)	$2,224,599	$2,224,599	$2,093,746	$2,070,015	$2,035,432
	ACL / gross loans	1.02%	1.02%	0.95%	0.95%	0.96%
	NCOs / avg loans	0.42%	0.42%	0.08%	0.03%	0.03%
	Total equity/tangible assets[3]	10.25%	10.25%	10.82%	10.86%	10.96%

[1] tax-equivalent yield [2] annualized [3] non-GAAP

Deposit costs will decrease, and the net interest margin will expand

Quarterly net interest margin[1]


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
3.96%
3.98%
4.18%
4.75%
4.72%
4.25%
4.01%
3.55%
3.29%
3.20%
3.05%
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24

[1] Tax-equivalent yield

Reversed Interest

Quarter	Interest income reversed
2024 Q1	$310,933
2024 Q2	$541,887
2024 Q3	$983,841
Total YTD	$1,836,661

3.19% Cumulative net interest margin through September 30, 2024

Core deposits reflect community engagement


Deposit type / total deposits
52%
24%
24%
35%
26%
39%
33%
38%
29%
40%
36%
24%
41%
21%
38%
42%
20%
38%
41%
18%
41%
44%
18%
38%
2019
2020
2021
2022
2023
1Q24
2Q24
3Q24
Interest-Bearing DDAs
Non-Interest Bearing DDAs
Time Deposits

[1] Bank-defined core deposits

Deposits 3Q24
($millions)

Core[1]	$1,471	78%
Non-core	$423	22%
Total	$1,894	100%

Business Banking team continue to build new relationships and gain market share.

Core Deposit growth is meaningful

Attractive rates and well structured

Type	Balance (millions)	Percent of total	Weighted avg. rate	Weighted maturity
	September 30, 2024			
Non-interest-bearing DDA	$348	24%		
Low-cost transactional [1]	$53	4%	0.22%	
Interest bearing	$608	41%	4.38%	
Term	$462	31%	4.89%	7 mos
Total core deposits	**$1,471**	**100%**	**3.34%**	

[1] Interest bearing deposits with rates at or below 1%

35% of new Q3 deposits are non-interest bearing.

Non-core deposits are well structured

Flexible & diverse for anticipated interest rate environment

	September 30, 2024			
Type	Balance (millions)	Percent of total	Weighted avg. rate	Weighted maturity
Money market deposits	$50	12%	5.15%	
Term with call option[1]	$183	43%	5.16%	38 mos
Term	$190	45%	4.69%	11 mos
Total non-core deposits	**$423**	**100.0%**	**4.95%**	

[1] Callable at Bank's discretion

Non-core strategy includes aggressive repricing in falling rate environment.
55% of non-core deposits *can* be adjusted to market rate immediately.

Loan portfolio dynamics are strong with a positive mark

Average new loan size[1] and legal lending limit by year



Average New Loan Size
Legal Lending Limit
(000's)
$12,519
$21,354
$23,684
$28,430
$34,104
$42,986
$46,810
$47,417
$1,008
$1,403
$1,397
$2,330
$2,045
$3,323
$2,309
$1,864
2017
2018
2019
2020
2021
2022
2023
2024 YTD

3Q24 composition



Res. Real Estate 11%
Construction 21%
C&I 5%
Multi-Family 14%
$1.8 billion
Owner Occupied CRE 20%
Non-Owner Occupied CRE 29%

100.23% Abrigo calculated liquidation exit price of loan portfolio, net of credit mark

abrigo™ make big things happen.

[1] Average loan size excludes consumer loans

Loan rate structure is well positioned
for stable or falling rates

September 30, 2024 – Total Loans of $1.8B

61%
rate resets beyond 6 months [1]

39%
rate resets within 6 months [2]

55% with a weighted average floor rate of 6.65% up 17bp from previous quarter

[1] Loans include all fixed-rate and floating loans with a rate repricing date more than 6-months from quarter-end
[2] Loans are loans that can reprice immediately or have a rate repricing date within 6-months from quarter-end

CRE concentration is well managed



Investor CRE as a % of total capital
372%
364%
373%
373%
365%
367%
360%
141%
140%
139%
138%
130%
130%
118%
231%
224%
234%
235%
235%
237%
242%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
Investor CRE
Construction

Expect to see improvements in criticized levels

Loan type	# of Relationships	Principal balance (million)	Expected outcome
Selling Real Estate	1	$3.7	Properties are leased and paid as agreed. High probability of upgrading
Hotel	1	$15.8	Properties in process of liquidation. High probability of successful outcome
Multi-Family	1	$26.2	Multi-Family in DC, in-process of resolving rent delinquencies. Paid as agreed. High probability of successful outcome.
	3	$45.7	

Criticized loans / total gross loans = 2.6%

Expect to see improvements in classified levels

Loan type	# of Relationships	Principal balance (million)	Expected outcome
Commercial Real Estate (leased)	2	$7.6	Properties are leased and paid as agreed. High probability of upgrading
Commercial Real Estate (selling)	2	$13.5	Properties are being sold. High probability of successful outcome
Commercial Real Estate (construction)	2	$23.8	Multi-Family near completion. Paid as agreed. High probability of successful outcome
Commercial & Industrial	1	$4.0	Pursuing multiple liquidity events and terming out balances
Commercial & Industrial	1	$0.4	Operations improving. Upgrade is likely
	8	$49.3	

Classified loans / total gross loans = 4.3%

Expect to see decline in nonperforming[1] loans

Loan type	# of Relationships	Principal balance (million)	Expected outcome
Sell out or leased real estate	3	$12.2	Properties are complete or nearly complete and in the process of being sold or leased up. Full collection expected.
Construction	2	$14.5	Properties in process of liquidation. Bank is taking aggressive action and expects full repayment
SBA guaranteed	2	$0.8	In process of liquidation
Commercial & Industrial	1	$0.3	Expect full repayment and upgrade of risk rating
HELOCs	2	$0.4	Borrowers in process of selling homes. Full repayment expected.
	10	$28.2	

[1] nonperforming loans are a subset of the list of classified loans

Aggressively managing nonperforming loans

Nonperforming loan activity between Q2 and Q3 (million)

Beginning balance :	$20.7
Additions:	31.4
Dispositions:	-21.8
Charge-offs:	-1.9
Normal paydowns:	-0.1
Ending balance:	$28.3

Anticipate less than 1.25% of the September 30, 2024 nonperforming ending balance has an elevated level of risk of possible loss at this time

0.1% Total principal loss in 2024 as a percentage of total loans

Cumulative losses through interest rate cycle
remain well-below local peer average



Cumulative realized losses / Total assets
MainStreet Bank Cumulative Realized Losses to Total Assets
Local Peer Banks[1] Average Cumulative Realized Loss to Total Assets
Loss Rate (%)
2.00
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
-0.20
1.74
?
0.56
3/31/2022
6/30/2022
9/30/2022
12/31/2022
3/31/2023
6/30/2023
9/30/2023
12/31/2023
3/31/2024
6/30/2024
9/30/2024
Quarter-Ended

1 MainStreet Bank & Local bank peer average realized losses to total assets includes realized securities losses. Local peer banks include: MainStreet Bank, John Marshall Bank, Old Dominion National Bank, City First Bank, Trustar Bank, National Capital Bank of Washington, Chain Bridge Bank, Founders Bank, FVCbank, Sandy Spring Bank, Industrial Bank, Burke & Herbert Bank & Trust Comp, The Freedom Bank of Virginia, Eagle Bank, Capital Bank, Presidential Bank, Premis Bank, Forbright Bank

2626 Pennsylvania Ave NW office to condo conversion



Rendering of luxury condo conversion

$11.9 million foreclosure

Owners filed Chapter 11 bankruptcy

Appraised value + guarantor support

We intend to aggressively pursue our rights and remedies in the bankruptcy proceeding

Continued loan growth with strong credit profiles

Fueled by growing core deposits

New loan originations 3Q2024[1]



Commercial Real Estate 35%
Residential 8%
Gov Con. 6%
$82M
C&I 13%
Other Construction 10%
Residential Constuction 27%
Other 1%

Weighted average LTV[1,2] is

68%

Weighted average rate is

7.80%

Weighted average maturity is

44 Months

[1] Excludes C&I loans as they are generally lines of credit margined against eligible accounts receivable.
[2] Excludes Consumer loans.

CRE "office" exposure is low

Current Balance of Office Portfolio[1]
(millions)

Category	Location				
	DC	MD	VA	Other	Total
Medical	-	$22	$15	<$1	$38
Mixed use	<$1	$3	$3	-	$6
Office building	$1	$2	$4	-	$7
Office conversion[2]	$12	-	$32	-	$44
Total	**$14**	**$27**	**$54**	**<$1**	**$95**

$13 million
Exposure to mixed-use buildings and office buildings

[1] As-of 9/30/24. Investor CRE Office includes call codes 1A1, 1A2, and 1E2
[2] Office to Residential Conversion are projects underwritten with the intent of converting vacant office to residential units

Construction loans performing with good metrics

portfolio is well diversified with good interest rates, loan-to-values and payment reserves

	Location & Balance (millions)					Risk Metrics[1]	
Construction	DC	VA	MD	Other	Total	Weighted Interest Rate	Weighted LTV
Industrial	$37	$1	$0	$0	**$38**	7.00%	57%
Mixed Use	$12	$0	$0	$0	**$12**	7.90%	59%
Multi-Family	$92	$13	$0	$15	**$120**	7.78%	65%
Other	$0	$28	$11	$7	**$46**	8.12%	46%
Residential	$72	$52	$0	$0	**$124**	8.87%	64%
Retail	$19	$0	$0	$0	**$19**	8.57%	69%
Self-storage	$0	$0	$0	$14	**$14**	7.95%	30%
Total	**$232**	**$94**	**$11**	**$36**	**$373**	**8.24%**	**60%**

[1] Weightings based on maximum possible balance at time of origination.

87% of construction loans have a customer-funded payment reserve account - currently totaling $15 million

Non-owner occupied commercial real estate metrics

portfolio is well diversified by type and location with good interest rates, loan-to-values, and occupancy

	Location & balance (millions)					Risk metrics[1]		
Type	DC	VA	MD	Other	Total	Weighted interest rate	Weighted LTV	Weighted occupancy
Hospitality	$29	$88	$75	$0	**$192**	6.42%	65%	---[2]
Industrial	$0	$6	$15	$6	**$27**	7.23%	57%	90%
Office	$14	$54	$27	$0	**$95**	7.67%	61%	66%
Retail / commercial	$59	$97	$42	$9	**$207**	6.30%	57%	78%
Multi-family	$220	$17	$7	$0	**$244**	6.59%	73%	73%
Total	**$322**	**$262**	**$166**	**$15**	**$765**	**6.59%**	**64%**	**69%**

[1] Weightings based on maximum potential balance at time of origination
[2] Hospitality relies upon individual STR data

Owner-Occupied loans have good metrics

portfolio is well diversified with good interest rates and loan-to-values

	Location & balance (millions)					Risk metrics[1]	
Owner industry	DC	VA	MD	Other	Total	Weighted interest rate	Weighted LTV
Accommodation and Food Services	$19	$11	$3	$11	$44	5.94%	72%
Admin., Support and Waste Mgmt	$0	$4	$5	$0	$9	5.49%	56%
Arts, Entertainment, and Recreation	$0	$37	$0	$0	$37	5.97%	62%
Construction	$14	$16	$4	$0	$34	5.76%	69%
Educational Services	$28	$6	$0	$0	$34	5.98%	59%
Health Care and Social Assistance	$5	$16	$17	$0	$38	7.12%	65%
Information	$0	$4	$0	$0	$4	4.37%	50%
Manufacturing	$0	$6	$0	$0	$6	4.22%	56%
Other Services (except Public Admin)	$6	$61	$16	$1	$84	6.21%	69%
Prof., Scientific, and Tech Services	$3	$6	$0	$0	$9	5.42%	73%
Real Estate and Rental and Leasing	$1	$4	$3	$0	$8	6.33%	70%
Retail Trade	$1	$26	$9	$0	$36	5.78%	68%
Wholesale Trade	$0	$1	$0	$7	$8	5.96%	73%
Total	**$77**	**$198**	**$57**	**$19**	**$351**	**6.03%**	**65%**

[1] Weightings based on maximum potential balance at time of origination.

Earning asset stress-test shows continued strong capital ratios post stress loss estimates



Pre-stress and post-stress capital ratios
CET1 risk-based capital ratio
15.5%
15.8%
15.4%
15.8%
16.1%
15.9%
16.0%
13.4%
14.0%
14.6%
14.9%
14.0%
13.6%
13.7%
7.0%
Stress loss Estimates (000's)
$29,350
$32,539
$35,661
$31,840
$38,667
$42,476
$42,431
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
Post-stress CET1 / RBC
Pre-stress CET1 / RBC
Regulatory Threshold

Well-capitalized threshold for the common equity tier 1 (CET1) risk-based capital ratio is 7%.

The Allowance for Credit Losses (ACL) is directionally consistent with loan level and risk

Allowance for credit losses / gross loans[1 2]



ACL / Gross Loans
0.85
0.86
0.95
0.92
1.16
Preventative Provision for Pandemic
0.90
0.88
0.96
1.02
2016
2017
2018
2019
2020
2021
2022
2023
2024

Allowance for credit losses[2]



2024 $18,327
2023 $16,506
2022 $14,114
2021 $11,697
2020 $12,877
2019 $9,584
2018 $8,831
2017 $5,705
2016 $3,980

[1] Excludes PPP Loans
[2] 2024 is Q3

Projections for remainder of 2024

- Estimated expense run rate with Avenu expenses for remainder of 2024
  - Excluding non-recurring expenses of $594,000[1], the run rate will be 50 basis points per month for Q4
  - Avenu Version 1
    - Software Amortization – $150K per month
    - Non-capitalized expenses – $385K per month
- Single-digit loan growth for remainder of the year

[1] This amount equates to one-time, non-interest expenses incurred during Q3 related to loan sales and disposition.

Traditional deposit growth is a challenge in our market.

The full Board is engaged and steadfast in its support of Avenu's Banking-as-a-Service initiatives to overcome this challenge.

The Board recently engaged the consulting firm FS Vector LLC to -

- Provide a high-level review of the Avenu Banking-as-a-Service solution to determine whether it is fit for purpose given the current regulatory environment, and
- Provide an overview of the current landscape for fintechs and financial projections for Avenu based upon that landscape.

The next six slides summarize FS Vector's findings

FS Vector is a Washington DC-based compliance, public policy, and business advisory firm serving banks, fintechs, regtechs, and other innovative companies. Clients gain the benefit of an extensive industry network that provides valuable insights, resources, and partnership opportunities.

FS Vector performed a review and assessment of the Avenu platform in the context of the present regulatory environment and competitive landscape for Banking-as-a-Service (BaaS) products.

Avenu is a BaaS platform launched by MainStreet Bank that allows fintech clients to embed certain Bank products in applications for their customers.

The review considered how Avenu is positioned to benefit the Bank, how Avenu can help the Bank navigate the expectations of banking regulators for products offered through BaaS partnerships, and how Avenu compares to other solutions for banks and non-bank fintech companies in the BaaS market.

Banks' approaches to BaaS partnerships can be divided into three broad categories, differentiated by who owns the key infrastructure and how oversight functions are performed.

A short list of full-stack banks, including MainStreet Bank, control all the required infrastructure and exercise direct oversight of fintech partners.

Many banks partner with third-party middleware platforms that own and operate banking infrastructure and may play a role in program oversight.

Finally, other banks rely on fintech-owned infrastructure provided by the partners they oversee.

Broadly, FS Vector finds that the Avenu platform compares favorably with peers in its ability to help MainStreet Bank meet the expectations of regulators for managing BaaS partnerships. This is a reflection of the Bank's careful planning in the development of the platform, with attention to both technical capabilities for operating products and tooling for compliance and risk management.

Notably, Avenu's offering is designed such that the Bank directly controls several aspects of customer onboarding for clients, where many BaaS banks allow a fintech client to design and control this flow.

The platform is also designed such that the Bank is the owner of all subledgers recording customer balances and money movement; where some banks allow systems of record to be controlled by their fintech clients or other third parties. Each of these elements of the program's design gives the Bank a distinct advantage in meeting current and emerging rules and regulatory expectations.

The set of products currently enabled by Avenu is limited relative to the scope of the broader BaaS marketplace. Although some fintechs are unlikely to align with Avenu's and the Bank's specifications, the fintech ecosystem includes many companies that are seeking such a relationship and Avenu's existing and planned products are well positioned to appropriately service these clients.

Finally, we note that the Bank has pursued an efficient approach for the development and launch of Avenu. While public information is limited and direct comparisons are hard to make, Avenu's development cost places it among the most economical of similar bank and nonbank BaaS platforms, and its development timeline places it squarely in the middle of the pack.

Several banks have identified and employed approaches that conceptually stand somewhere in between the full-stack and middleware models. While the middleware model may differ considerably from Avenu's Full Stack Bank approach in terms of program oversight and pricing, the technical build can be considered largely comparable.

FS Vector reviewed publicly-available sources to compare the development timeline and cost for well-known middleware platforms with that of Avenu. Noting that there may be meaningful differences of each scenario, we found that many such platforms raised between, at the low end, mid-teens of millions of dollars, to, at the high end, well over $100 million. Most such platforms have launched an initial version within three to six years of their initial fundraise.

FDIC Proposed Deposit Insurance Recordkeeping Rule for Banks' Third-Party Accounts

Ostensibly in response to the failure of Synapse and ensuing confusion, the FDIC published a notice of proposed rulemaking in September 2024 that sets specific record keeping and reconciliation standards for banks that provide products through FBO accounts.

Notably, because Avenu owns the subledger used by all of Avenu's clients, the Bank will not need to build any new solutions or onboard any new service providers to meet the requirements of the proposed rule in any form that it is likely to take.

This approach and these figures are consistent with what we have done for similar exercises in the past. While every fintech is different, using a representative set of client profiles has proven to be a useful way to think about the ultimate shape, in terms of underlying products and volumes, of a BaaS program.

Summary of projections

	Year 1 10/1/2024 – 9/30/2025	Year 2 10/1/2025 - 9/30/2026	Year 3 10/1/2026 – 9/30/2027
Year-end balances	$85,884,020	$272,675,852	$459,467,684
Balance credit	$1,232,351	$6,360,140	$10,841,788
Fee revenue	$1,093,864	$4,273,317	$7,628,119
Total notional revenue	$2,326,215	$10,633,457	$18,469,907

Avenu balance sheet

Assets & liabilities September 30, 2024

	(000's)
Computer software (Capitalized)	$18,881
Other assets	$69
Total assets	**$18,950**
Non-interest-bearing deposits	$17,965
Low-interest deposits	$12,636
Total deposits	**$30,601**

Avenu income statement

Income Statement 2024 YTD	(000's)
Service charge Income	$528
Income from deposits [1]	$1,143
Total income	$1,671
Employee compensation	$1,101
Other expenses	$2,157
Compliance expenses	$112
Total expense	$3,370
Net Income before taxes	-$1,699

[1] Determined by using the weighted average effective fed funds Rate for 2024 YTD and average NIBs for 2024 YTD. Includes interest rate spread on any IB deposits and effective fed funds YTD.

Avenu three-year projections

Baseline FS Vector projections + existing Avenu

	2025	2026 (000's)	2027
FS Vector Projected balances [1]	$132,581	$319,374	$505,415
Existing Avenu balances	$20,000	$20,000	$20,000
Total	$152,581	$339,374	$525,415
Balance credit [2]	$3,818	$9,065	$13,293
Fee revenue	$2,502	$5,816	$9,183
Total notional revenue	$6,320	$14,881	$22,476
Estimated Expenses [3]	-$10,913	-$11,458	-$12,031
Net income before tax	-$4,593	$3,423	$10,445

[1] adjusted to reflect calendar year
[2] forecasted federal funds target rates
[3] assumes 5% annual increase

federal funds is used as a conservative bogey. Once we determine the stickiness/duration of deposit subsets, we will deploy those deposit subsets into similar duration earning assets.

Quarterly balance assumptions for Avenu

$000's

	2025				2026				2027			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Quarterly balance	$34,120	$61,775	$105,884	$152,582	$199,280	$245,978	$292,676	$339,374	$386,072	$432,770	$479,468	$533,418
Nominal funds rate [1]	4.40%	4.40%	4.40%	4.15%	3.40%	3.40%	3.40%	3.28%	2.90%	2.90%	2.90%	2.90%
Credit for balances	$375	$680	$1,165	$1,583	$1,694	$2,091	$2,488	$2,779	$2,799	$3,138	$3,476	$3,867

[1] federal funds is used as a conservative bogey. Once we determine the stickiness/duration of deposit subsets, we will deploy those deposit subsets into similar duration earning assets.

Version 1 of Avenu is now active

Fintech partners joining Avenu

Stage	Fintechs	Status
Production	1	General release by mid-November
Sandbox	4	Two in Alpha testing, two connecting to API's
Contract	1	Finishing App
Waiting for licenses	1	Waiting for CA license & debit card functionality
Pending	6	In discussion

Other financial metrics

Liquidity continues to be well-managed

Quarterly liquidity monitoring results

Metric	3Q24	2Q24	1Q24	4Q23
Liquidity coverage ratio (LCR)[1]	217%	122%	125%	133%
Core deposit ratio [2]	78%	78%	76%	74%
Loan / Deposit Ratio	95%	102%	101%	102%
FDIC insured / total deposits [3]	77%	78%	78%	77%
	(millions)			
High quality liquid assets[4]	$311	$167	$189	$180
Secured line available balance	$521	$517	$507	$505
Unsecured line of credit	$144	$129	$129	$114
Total available funding sources	$665	$646	$636	$619

[1] LCR = High quality liquid assets / Total net 30-day cash outflow. Target > 100%
[2] Bank-defined core deposit ratio
[3] Bank level metric
[4] High quality liquid assets = cash & due from banks, fed funds sold, unencumbered securities, and cash surrender value of bank-owned life insurance

Share performance during current rate cycle

As of September 30, 2024

Nasdaq

Nasdaq Capital Markets:	MNSB	Market capitalization:	$140 million
Close common stock price:	$18.45	Preferred stock Nasdaq symbol:	MNSBP
Price / Tangible Book Value:	78%	Close preferred stock price:	$23.49
Common shares outstanding:	7,602,783	Tangible Book Value:	$23.66



$30.00
$28.00
$26.00
$24.00
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$29.68
$19.86
Failure of SVB, First Republic, Signature, & Silvergate
$24.39
$25.75
New York Community Bank loan quality concerns
$15.27
$18.45
Market Value
Dividend
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
Dividend $0.10
1/1/2023
2/1/2023
3/1/2023
4/1/2023
5/1/2023
6/1/2023
7/1/2023
8/1/2023
9/1/2023
10/1/2023
11/1/2023
12/1/2023
1/1/2024
2/1/2024
3/1/2024
4/1/2024
5/1/2024
6/1/2024
7/1/2024
8/1/2024
9/1/2024
10/1/2024

Market data is from Yahoo Finance

Strategic balance sheet growth



May 2004
$12.5M Private Placement of Common Stock
August 2005
$12.6M Private Placement of Common Stock & Began trading on OTC Market
December 2014
$12.8M Private Placement of Common Stock
July 2016
Formed Holding Company / Began Trading on OTCQX
January 2017
$15M Sub-Debt Offering
October 2017
$18.4M Private Placement of Common Stock
August 2018
$45M Private Placement of Common Stock
April 2019
Became SEC Registrant and Began Trading on NASDAQ Capital Market
September 2020
$28.75M Depository Share Offering
April 2021
$30M Sub-Debt Offering
March 2022
$44M Sub-Debt Offering
Total Assets
$46
$83
$106
$146
$186
$236
$240
$283
$272
$277
$345
$487
$576
$806
$1,101
$1,277
$1,643
$1,647
$1,926
$2,035
$2,225
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
(Assets $ millions)

Capital stack is well structured

Return on capital components

Component	Outstanding (million)	Rate of Return	Percent of Capital Stack
Common Stock	$223 [1]	3.7% [2]	70%
Subordinated debt	$73	3.9% [3]	23%
Preferred Stock	$27	7.5%	9%
AOCI	-$6	-	-2%
TOTAL	**$317**		**100%**

[1] Includes the Allowance for Credit Losses (ACL)
[2] 3Q24 Return on Total Common Equity (ROTCE)
[3] Weighted average yield

Financial highlights

In $000 unless otherwise noted	Year-End Financials					Quarter-End Financials				
	2020	2021	2022	2023	Q3'24 LTM	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
Interest Income	62,072	64,199	83,845	124,123	132,676	31,766	33,180	32,469	33,436	33,591
Interest Expense	16,095	10,663	13,836	48,176	68,832	12,994	15,869	16,844	17,871	18,248
Net Interest Income	45,977	53,536	70,010	75,947	63,844	18,772	17,311	15,625	15,565	15,343
Noninterest Income	7,493	6,110	4,834	3,638	3,205	891	759	796	764	886
Realized Gains on Securities	0	6	4	0	-48	0	0	0	-48	0
Total Revenue	53,470	59,645	74,843	79,585	67,049	19,663	18,070	16,421	16,329	16,229
Noninterest Expense	30,300	32,865	39,057	45,120	49,873	11,551	11,338	12,481	12,835	13,219
Pre-Tax Pre-Provision Income (Non-GAAP)	23,170	26,782	35,787	34,464	17,176	8,112	6,732	3,940	3,494	3,010
Provision for (recovery of) Credit Losses	3,610	-1,175	2,398	1,642	3,822	255	466	-195	638	2,913
Net Income before Taxes	19,560	27,956	33,389	32,823	13,354	7,857	6,266	4,135	2,856	97
Provision for Taxes	3,843	5,785	6,714	6,239	2,020	1,516	1,120	830	238	-168
Net Income (GAAP)	15,717	22,171	26,674	26,584	11,334	6,341	5,146	3,305	2,618	265
Less: Realized Gains (Losses)	0	-6	-4	0	-48	0	0	0	-48	0
Plus: Nonrecurring Expenses	0	0	0	0	594	0	0	0	0	594
Total Core Adjustments Pre-Tax	0	0	0	0	-48	0	0	0	-48	0
Total Core Adjustments Post-Tax	0	-4	-3	0	431	0	0	0	-38	469
Core Net Income (Non-GAAP)	15,717	22,167	26,671	26,584	11,841	6,341	5,146	3,305	2,656	734
Average Assets	1,498,188	1,685,140	1,744,029	1,931,805	2,063,079	1,929,490	1,998,196	2,037,469	2,090,525	2,126,128
Average Equity	149,160	179,123	190,839	209,921	221,902	213,247	216,669	222,100	223,194	225,645
Average Tangible Common Equity	141,189	151,327	158,105	170,662	178,857	173,144	175,478	179,760	179,545	180,645

Financial highlights - continued

In $000 unless otherwise noted	2020	2021	2022	2023	Q3'24 LTM	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24
	Year-End Financials					Quarter-End Financials				
Performance Metrics (%)										
ROAA	1.05	1.32	1.53	1.38	0.55	1.30	1.02	0.65	0.50	0.05
ROAE	10.54	12.38	13.98	12.67	5.11	11.80	9.42	5.97	4.70	0.47
ROATCE	11.13	13.18	16.87	15.58	6.34	14.53	11.63	7.37	5.85	0.58
Core ROAA (Non-GAAP)	1.05	1.32	1.53	1.38	0.57	1.30	1.02	0.65	0.51	0.14
Core ROAE (Non-GAAP)	10.54	12.38	13.98	12.67	5.34	11.80	9.42	5.97	4.77	1.29
Core ROATCE (Non-GAAP)	11.13	13.18	16.87	15.58	6.62	14.53	11.63	7.37	5.93	1.61
Net Interest Margin (%)	3.21	3.33	4.18	4.10	3.26	3.99	3.54	3.27	3.19	3.04
Net Interest Margin - Tax Equivalent Yield (Non-GAAP) (%)	3.23	3.35	4.20	4.12	3.27	4.01	3.55	3.29	3.20	3.05
Common Equity	140,402	161,525	171,019	194,254	198,788	186,481	194,254	195,859	197,452	198,788
Less: Total Intangible Assets	0	2,493	9,149	14,657	18,881	13,373	14,657	15,691	17,205	18,881
Tangible Common Equity (Non-GAAP)	140,402	159,032	161,870	179,597	179,907	173,108	179,597	180,168	180,247	179,907
Total Assets	1,643,165	1,647,402	1,925,751	2,035,432	2,224,367	2,021,491	2,035,432	2,070,015	2,093,746	2,224,599
Less: Total Intangible Assets	0	2,493	9,149	14,657	18,881	13,373	14,657	15,691	17,205	18,881
Tangible Assets (Non-GAAP)	1,643,165	1,644,909	1,916,602	2,018,775	2,206,907	2,008,118	2,018,775	2,054,324	2,076,541	2,205,718
Total Equity / Tangible Assets (%) (Non-GAAP)	10.20	11.46	10.35	10.97	10.25	10.65	10.96	10.86	10.82	10.25
Common Shares Outstanding (actual)	7,443,842	7,595,781	7,442,743	7,527,415	7,602,783	7,524,887	7,527,415	7,614,090	7,598,529	7,602,783
Tangible Book Value per Common Share ($) (Non-GAAP)	18.86	20.94	21.75	23.86	23.66	23.00	23.86	23.66	23.72	23.66

Definitions

GAAP - Generally Accepted Accounting Principles

EPS – Earnings Per Share

ROAA - Return on Average Assets

ROAE - Return on Average Equity

ROATCE - Return on Average Tangible Common Equity

ACL - Allowance for Credit Losses

NCOs - Net Charge-Offs

CET1 – Common Equity Tier-1

CET1-RBC – Common Equity Tier-1 Risk-Based Capital

CRE - Commercial Real Estate

AOCI - Accumulated Other Comprehensive Income

TBV - Tangible Book Value

LCR - Liquidity Coverage Ratio

$MM - Millions of Dollars

($000) - Thousands of Dollars

YTD - Year-to-Date

LTM – Last Twelve-Months